Sub-Item 77Q1(a)

  Copies of any material amendments to the registrant's charter or by-laws:

    Amended Schedule B, amended as of November 19, 2009
    Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 30, 200
    (Accession Number 0001145443-09-003173).